Exhibit 99.1
Fresh Tracks Therapeutics Announces Board Approval of Plan of Liquidation and Dissolution
Company intends to make cash distributions currently estimated to be between $5 million and $7 million, or $0.84 to $1.17 per share, to shareholders following shareholder approval and the filing of the certificate of dissolution
BOULDER, CO — September 19, 2023 — Fresh Tracks Therapeutics, Inc. (the “Company” or “Fresh Tracks”) (Nasdaq: FRTX) today announced that, after conducting an extensive potential strategic alternatives process and careful consideration of the outcomes of this, its Board of Directors has approved a plan of liquidation and dissolution of the Company (the “Plan of Dissolution”). In connection with the liquidation and dissolution of the Company, which is subject to shareholder approval, the Company intends to distribute all remaining cash to shareholders. Additionally, in order to reduce costs, Fresh Tracks is discontinuing all clinical and preclinical development programs, and reducing its workforce, which includes the termination of most employees, by early October 2023, except for certain employees, consultants, and advisors who will supervise or facilitate the dissolution and wind down of the Company.
“After conducting an extensive and thorough evaluation of strategic options for the Company throughout this year, the Board of Directors has unanimously concluded that it is in the best interests of our shareholders to dissolve and liquidate the Company in an orderly fashion, and return all remaining cash to shareholders,” commented Andrew Sklawer, President and Chief Executive Officer of Fresh Tracks. “Over the past several months, the Board and management have worked together with our external advisors to identify, evaluate and pursue a range of different strategic opportunities, which included but was not limited to potential mergers, reverse mergers, and acquisitions, to maximize shareholder value. However, this process did not yield a potential transaction that would provide greater and more certain realizable value to shareholders than the complete dissolution and liquidation of the Company with distribution of all remaining cash to shareholders.”
Plan of Liquidation and Dissolution
The Board and executive management team, with assistance from the Company’s exclusive financial advisor, MTS Health Partners, LP, completed a months-long evaluation of strategic alternatives for the Company, both within life sciences and considering other industries, with the goal of maximizing shareholder value. During this evaluation process, the Company paused substantially all of its research and development activities and reduced its headcount in order to significantly reduce operating expenses and conserve capital resources. Upon completion of this evaluation, the Board has unanimously approved the dissolution and liquidation of the Company, subject to shareholder approval, pursuant to the Plan of Dissolution. The Company plans to hold a special meeting of shareholders in the fourth quarter of 2023 to seek approval of the liquidation and dissolution of the Company and the Plan of Dissolution and will file proxy materials relating to the special meeting with the Securities and Exchange Commission (the “SEC”). If the Company’s shareholders approve the liquidation and dissolution of the Company and the Plan of Dissolution, the Company intends to file a certificate of dissolution, delist its shares of common stock from The Nasdaq Capital Market, satisfy, resolve or make provision for its remaining liabilities and obligations, including but not limited to contingent liabilities and claims and costs associated with the dissolution and liquidation, make reasonable provisions for unknown claims and liabilities, attempt to convert all of its remaining assets into cash or cash equivalents, and make distributions to its shareholders of remaining cash available for distribution based upon their proportionate ownership at the time of the filing of the certificate of dissolution, subject to applicable legal requirements. Upon the filing of the certificate of dissolution, the Company intends to cease trading in its common stock, close its stock transfer books and discontinue recording transfers of shares of its capital stock, in accordance with applicable law.
The Company intends to establish a reserve, which will be used to pay all expenses (including expenses related to the liquidation and operating expenses until the filing of the certificate of dissolution) and other known, non-contingent liabilities and obligations, and will include reasonable provision for potential future expenses of liquidation and contingent and unknown liabilities following the Company’s dissolution as required by Delaware law. Excluding amounts the Company intends to reserve, the Company currently estimates that it will subsequently make liquidating distributions to shareholders in an aggregate amount of between $5 million and $7 million, or between $0.84 and $1.17 per share of common stock, based on 5,926,497 shares of common stock outstanding as of September 19, 2023. The amount actually distributed to shareholders, however, may vary substantially from this or any other estimate provided by the Company based on a number of factors, including without limitation that the actual amounts of expenses incurred to wind down the Company’s business and/or the reserve established are different than estimated, the resolution of outstanding known and contingent liabilities, and the possible assertion of claims that are currently unknown to the Company. The Company expects to make an initial liquidating distribution following the filing of the certificate of dissolution.
If, prior to its dissolution, the Company receives an offer for a transaction that will, in the view of the Board, provide superior value to shareholders than the value of the estimated distributions under the Plan of Dissolution, considering all factors that could affect valuation, the liquidation and dissolution of the Company could be abandoned in favor of such transaction.
IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT
This press release is for informational purposes only. It is neither a solicitation of a proxy, an offer to purchase, nor a solicitation of an offer to sell shares of the Company. In connection with the proposed liquidation and dissolution of the Company and the Plan of Dissolution, the Company intends to file with the SEC a proxy statement and other relevant materials. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED LIQUIDATION AND DISSOLUTION OF THE COMPANY, THE PLAN OF DISSOLUTION AND RELATED MATTERS, AND/OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FRESH TRACKS, THE PROPOSED LIQUIDATION AND DISSOLUTION OF THE COMPANY, AND THE PLAN OF DISSOLUTION AND RELATED MATTERS. Shareholders may obtain a free copy of the proxy statement and the other relevant materials (when they become available), and any other documents filed by the Company with the SEC, at the SEC’s website at http://www.sec.gov or on the “Investors” section of Fresh Track’s website at www.frtx.com.
Participants in the Solicitation
Fresh Tracks and its executive officers and directors may be deemed to be participants in the solicitation of proxies from its shareholders with respect to the proposed liquidation and dissolution of the Company, the Plan of Dissolution and related matters, and any other matters to be voted on at the special meeting of shareholders. Information regarding the names, affiliations and direct or indirect interests, by security holdings or otherwise, of such directors and executive officers in the solicitation will be included in the proxy statement (when available). Additional information regarding such directors and executive officers, and other important Company information, are included in Fresh Track’s Annual Report on Form 10-K/A for the year ended December 31, 2022, which was filed with the SEC on May 1, 2023.
Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Fresh Track’s shareholders in connection with the proposed liquidation and dissolution of the Company, the Plan of Dissolution and related matters and any other matters to be voted upon at the special meeting will be set forth in the proxy statement (when available). These documents will be available free of charge as described in the preceding section.
For more information, visit https://www.frtx.com.
Cautionary Note Regarding Forward-Looking Statements
Any statements made in this press release relating to future financial, business, conditions, plans, prospects, impacts, shifts, trends, progress, or strategies and other such matters, including without limitation, the proposed liquidation and dissolution pursuant to the Plan of Dissolution, the timing of filing of the certificate of dissolution, the timing of holding a special meeting of shareholders to approve the liquidation and dissolution of the Company and the Plan of Dissolution, the amount and timing of liquidating distributions, if any, to the Company’s shareholders, the amount of reserves, and similar statements, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In addition, when or if used in this press release, the words “may,” “could,” “should,” “might,” “show,” “maximize,” “continue,” “additional,” “announce,” “anticipate,” “reflect,” “believe,” “estimate,” “expect,” “intend,” “plan,” “file,” “make,” “attempt,” “distribute,” “discontinue,” “dissolve,” “wind down,” “predict,” “potential,” “will,” “evaluate,” “provide,” and similar expressions and their variants, and the negative of these terms, as they relate to Fresh Tracks or any of Fresh Tracks’ partners, or third parties, may identify forward-looking statements. Fresh Tracks cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time, often quickly, and in unanticipated ways. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include the availability, timing and amount of liquidating distributions being different than expected; the amounts that will need to be set aside as reserves by Fresh Tracks being higher than anticipated; the possible inadequacy of such reserves to satisfy Fresh Tracks’ obligations; potential unknown contingencies or liabilities, and Fresh Tracks’ potential inability to favorably resolve them or at all; the amount of proceeds that might be realized from the sale or other disposition of any remaining Fresh Tracks’ assets; the application of, and any changes in, applicable tax and other laws, regulations, administrative practices, principles and interpretations; the incurrence by Fresh Tracks of expenses relating to the dissolution being different than estimated; the ability of the Fresh Tracks board of directors to abandon, modify or delay implementation of the liquidation and dissolution, even after shareholder approval; failure of the Company’s shareholders to approve the proposed Plan of Dissolution; the Company’s ability to settle, make reasonable provision for or otherwise resolve its liabilities and obligations, including the establishment of an adequate contingency reserve; and the uncertain macroeconomic and political environment.
Further information on the factors and risks that could cause actual results to differ from any forward-looking statements are contained in Fresh Tracks’ filings with the United States Securities and Exchange Commission, which are available at https://www.sec.gov (or at https://www.frtx.com). Readers are cautioned that these forward-looking statements and other statements contained in this press release regarding matters that are not historical facts are only estimates or predictions and should not place undue reliance upon the forward-looking statements, which speak only as of the date of this press release. Fresh Tracks specifically disclaims any duty or obligation to update forward-looking statements.
Fresh Tracks Therapeutics, Inc.
Investor Contact:
Dan Ferry
LifeSci Advisors
(617) 430-7576
daniel@lifesciadvisors.com